QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

Supplemental Financial Information
For the three and six months ended June 30, 2013

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital Information and Market Capitalization	2
Changes in Total Common and Equivalent Shares/Units	3
Financial Data	4-10
Unaudited Pro Rata Statement of Operations	5-6
Notes to Unaudited Pro Rata Statement of Operations	7
Unaudited Pro Rata Balance Sheet	8
Supplemental FFO Information	9
Capital Expenditures	10
Operational Data	11-25
Sales Per Square Foot	11
Sales Per Square Foot by Property Ranking	12-16
Occupancy	17
Average Base Rent Per Square Foot	18
Cost of Occupancy	19
Percentage of Net Operating Income by State	20
Property Listing	21-25
Joint Venture List	26-27
Debt Tables	28-30
Debt Summary	28
Outstanding Debt by Maturity Date	29-30
Development Pipeline Forecast	31
Corporate Information	32

        This Supplemental Financial Information should be read in connection with the Company's second quarter 2013 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date August 5, 2013) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of June 30, 2013, the Operating Partnership owned or had an ownership interest in 58 regional shopping centers and ten community/power shopping centers aggregating approximately 61 million square feet of gross leasable area ("GLA"). These 68 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company sold four Regional Shopping Centers in the second quarter: Green Tree Mall on May 31, 2013, Northridge Mall and Rimrock Mall on June 4, 2013 and Kitsap Mall on June 12, 2013 (collectively, the "2013 Disposition Centers").

        The Company is negotiating with the loan servicer for Fiesta Mall, which will likely result in a transition of the asset to the loan servicer or a receiver. Consequently, Fiesta Mall has been excluded from certain Non-GAAP operating measures in 2013, including Sales Per Square Foot, Occupancy, Average Base Rent Per Square Foot and Cost of Occupancy as well as our Property Listing.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2012, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	6/30/2013	12/31/2012	12/31/2011
	dollars in thousands, except per share data
Closing common stock price per share	$60.97	$58.30	$50.60
52 week high	$72.19	$62.83	$56.50
52 week low	$54.32	$49.67	$38.64
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	184,304	208,640
Common shares and partnership units	150,330,513	147,601,848	143,178,521

Total common and equivalent shares/units outstanding	150,514,817	147,786,152	143,387,161

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,482,768	$6,620,507	$5,903,805
Equity market capitalization	9,176,888	8,615,933	7,255,390

Total market capitalization	$15,659,656	$15,236,440	$13,159,195

Leverage ratio(a)	41.4%	43.5%	44.9%

(a)
Debt as a percentage of market capitalization.

Portfolio Capitalization at June 30, 2013

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2012	10,094,838	137,507,010	184,304	147,786,152

Conversion of partnership units to cash	(16,662)	—	—	(16,662)
Conversion of partnership units to common shares	(61,372)	61,372	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	200,000	60,021	—	260,021

Balance as of March 31, 2013	10,216,804	137,628,403	184,304	148,029,511

Conversion of partnership units to common shares	(595,493)	595,493	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	28,350	—	28,350
Common stock issued through ATM(a)	—	2,456,956	—	2,456,956

Balance as of June 30, 2013	9,621,311	140,709,202	184,304	150,514,817

(a)
During the second quarter of 2013, the Company issued 2,456,956 shares of common stock under its at-the-market ("ATM") program, in exchange for net proceeds of approximately $171.3 million.

        On the following pages, the Company presents its unaudited pro rata statement of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three and six months ended June 30, 2013.

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Three Months Ended June 30, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$146,992	$(8,636)	$138,356	$53,815	$192,171
Percentage rents	2,822	(130)	2,692	1,824	4,516
Tenant recoveries	85,364	(4,861)	80,503	26,807	107,310
Management Companies' revenues	10,301	—	10,301	—	10,301
Other income	11,498	(644)	10,854	5,809	16,663

Total revenues	256,977	(14,271)	242,706	88,255	330,961

Expenses:
Shopping center and operating expenses	82,506	(4,760)	77,746	29,297	107,043
Management Companies' operating expenses	22,816	—	22,816	—	22,816
REIT general and administrative expenses	6,693	—	6,693	—	6,693
Depreciation and amortization	92,333	(4,603)	87,730	22,815	110,545
Interest expense	54,439	(2,844)	51,595	16,977	68,572
Gain on extinguishment of debt, net	(1,943)	—	(1,943)	—	(1,943)

Total expenses	256,844	(12,207)	244,637	69,089	313,726
Equity in income of unconsolidated joint ventures	92,201	—	92,201	(92,201)	—
Co-venture expense	(2,138)	2,138	—	—	—
Income tax benefit	1,477	—	1,477	—	1,477
(Loss) gain on remeasurement, sale or write down of assets, net	(798)	9	(789)	73,035	72,246

Income from continuing operations	90,875	83	90,958	—	90,958

Discontinued operations:
Gain on sale or write down of assets, net	141,906	—	141,906	—	141,906
Income from discontinued operations	2,035	—	2,035	—	2,035

Total income from discontinued operations	143,941	—	143,941	—	143,941

Net income	234,816	83	234,899	—	234,899
Less net income attributable to noncontrolling interests	15,819	83	15,902	—	15,902

Net income attributable to the Company	$218,997	$—	$218,997	$—	$218,997

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$218,997	$—	$218,997
Equity in income of unconsolidated joint ventures			(92,201)	92,201	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			15,902	—	15,902
Gain on remeasurement, sale or write down of assets, net			(141,117)	(73,035)	(214,152)
(Loss) gain on sale of undepreciated assets, net			(10)	486	476
Depreciation and amortization of all property			89,381	22,815	112,196
Depreciation on personal property			(2,777)	(237)	(3,014)

Total FFO—Basic and diluted			$88,175	$42,230	$130,405

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Six Months Ended June 30, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$290,707	$(16,379)	$274,328	$108,869	$383,197
Percentage rents	7,191	(308)	6,883	3,235	10,118
Tenant recoveries	167,827	(9,471)	158,356	53,227	211,583
Management Companies' revenues	20,451	—	20,451	—	20,451
Other income	25,001	(1,129)	23,872	11,730	35,602

Total revenues	511,177	(27,287)	483,890	177,061	660,951

Expenses:
Shopping center and operating expenses	165,106	(8,518)	156,588	59,765	216,353
Management Companies' operating expenses	45,965	—	45,965	—	45,965
REIT general and administrative expenses	12,717	—	12,717	—	12,717
Depreciation and amortization	183,136	(9,137)	173,999	44,147	218,146
Interest expense	108,139	(5,604)	102,535	35,849	138,384
Gain on extinguishment of debt, net	(1,943)	—	(1,943)	—	(1,943)

Total expenses	513,120	(23,259)	489,861	139,761	629,622
Equity in income of unconsolidated joint ventures	110,316	—	110,316	(110,316)	—
Co-venture expense	(4,179)	4,179	—	—	—
Income tax benefit	1,721	—	1,721	—	1,721
Gain on remeasurement, sale or write down of assets, net	4,030	(3,163)	867	73,016	73,883

Income from continuing operations	109,945	(3,012)	106,933	—	106,933

Discontinued operations:
Gain on sale or write down of assets, net	141,912	—	141,912	—	141,912
Income from discontinued operations	5,488	—	5,488	—	5,488

Total income from discontinued operations	147,400	—	147,400	—	147,400

Net income	257,345	(3,012)	254,333	—	254,333
Less net income attributable to noncontrolling interests	20,256	(3,012)	17,244	—	17,244

Net income attributable to the Company	$237,089	$—	$237,089	$—	$237,089

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$237,089	$—	$237,089
Equity in income of unconsolidated joint ventures			(110,316)	110,316	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			17,244	—	17,244
Gain on remeasurement, sale or write down of assets, net			(142,779)	(73,016)	(215,795)
Gain on sale of undepreciated assets, net			2,238	484	2,722
Depreciation and amortization of all property			178,006	44,147	222,153
Depreciation on personal property			(5,544)	(490)	(6,034)

Total FFO—Basic and diluted			$175,938	$81,441	$257,379

 The Macerich Company

Notes to Unaudited Pro Rata Statement of Operations

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO as presented, may not be comparable to similarly titled measures reported by other real estate investment trusts.

  Management compensates for the limitations of FFO by providing investors with financial statements prepared according to GAAP, along with a detailed discussion of FFO and a reconciliation of FFO and FFO-diluted to net income attributable to the Company. Management believes that to further understand the Company's performance, FFO should be compared with the Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

 THE MACERICH COMPANY

UNAUDITED PRO RATA BALANCE SHEET

(All Dollars in thousands)

	As of June 30, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net(3)	$7,778,785	$(476,311)	$7,302,474	$2,255,100	$9,557,574
Cash and cash equivalents	46,943	(8,590)	38,353	60,098	98,451
Restricted cash	72,260	(1,598)	70,662	11,170	81,832
Marketable securities	23,062	—	23,062	—	23,062
Tenant and other receivables, net	96,388	(28,592)	67,796	33,603	101,399
Deferred charges and other assets, net	549,229	(9,788)	539,441	66,955	606,396
Loans to unconsolidated joint ventures	2,749	—	2,749	—	2,749
Due from affiliates	30,747	276	31,023	(2,322)	28,701
Investments in unconsolidated joint ventures	949,726	—	949,726	(949,726)	—

Total assets	$9,549,889	$(524,603)	$9,025,286	$1,474,878	$10,500,164

LIABILITIES AND EQUITY:
Mortgage notes payable:	$4,624,213	$(290,691)	$4,333,522	$1,589,022	$5,922,544
Bank and other notes payable	566,854	(6,630)	560,224	—	560,224
Accounts payable and accrued expenses	71,641	(2,704)	68,937	28,407	97,344
Other accrued liabilities	320,201	(23,067)	297,134	59,983	357,117
Distributions in excess of investment in unconsolidated joint ventures	202,534	—	202,534	(202,534)	—
Co-venture obligation	86,677	(86,677)	—	—	—

Total liabilities	5,872,120	(409,769)	5,462,351	1,474,878	6,937,229

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,407	—	1,407	—	1,407
Additional paid-in capital	3,896,495	—	3,896,495	—	3,896,495
Accumulated deficit	(562,995)	—	(562,995)	—	(562,995)

Total stockholders' equity	3,334,907	—	3,334,907	—	3,334,907
Noncontrolling interests	342,862	(114,834)	228,028	—	228,028

Total equity	3,677,769	(114,834)	3,562,935	—	3,562,935

Total liabilities and equity	$9,549,889	$(524,603)	$9,025,286	$1,474,878	$10,500,164

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
Includes construction in progress of $366,536 from the Company's consolidated share and $146,366 from its pro rata share of unconsolidated joint ventures.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of June 30,
	2013	2012
	dollars in millions
Straight line rent receivable	$68.7	$70.2

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2013	2012	2013	2012
	dollars in millions
Lease termination fees	$0.7	$1.2	$2.1	$4.1
Straight line rental income	$2.2	$2.1	$3.4	$3.2
Gain on sales of undepreciated assets	$0.5	$—	$2.7	$—
Amortization of acquired above- and below-market leases	$1.9	$2.1	$4.3	$5.6
Amortization of debt (discounts)/premiums	$2.1	$0.4	$4.6	$(0.7)
Interest capitalized	$4.8	$3.6	$9.6	$7.5

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Six Months Ended 6/30/13	For the Six Months Ended 6/30/12	Year Ended 12/31/12	Year Ended 12/31/11
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$534.5	$76.9	$1,313.1	$314.6
Development, redevelopment, expansions and renovations of Centers	75.0	53.0	158.5	88.8
Tenant allowances	10.4	8.5	18.1	19.4
Deferred leasing charges	14.2	13.6	23.5	29.3

Total	$634.1	$152.0	$1,513.2	$452.1

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$2.0	$1.7	$5.1	$143.4
Development, redevelopment, expansions and renovations of Centers	45.5	46.5	79.6	37.7
Tenant allowances	4.2	2.5	6.4	8.4
Deferred leasing charges	1.8	2.6	4.2	4.9

Total	$53.5	$53.3	$95.3	$194.4

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2013	$485	$663	$545
06/30/2012	$436	$623	$513
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489
12/31/2010	$392	$468	$433
12/31/2009	$368	$440	$407

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

Sales Per Square Foot

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 06/30/2013 (d)
		Sales Per Square Foot						Cost of Occupancy for the Trailing 12 Months Ended 06/30/2013 (b)
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		06/30/2013 (a)	12/31/2012 (a)	06/30/2012 (a)
Count	Properties				06/30/2013	12/31/2012	06/30/2012

	Group 1: Top 10
1	Queens Center	$1,043	$1,004	$965	97.3%	97.3%	97.2%			$306,000
2	Washington Square	$956	$909	$821	90.4%	93.3%	90.6%			$119,819
3	Biltmore Fashion Park	$921	$903	$917	88.3%	87.6%	80.7%			$29,120
4	Corte Madera, Village at	$886	$882	$936	97.4%	98.3%	98.3%			$38,536
5	Tysons Corner Center	$828	$820	$798	98.0%	97.5%	97.0%			$149,767
6	North Bridge, The Shops at	$918	$805	$830	90.9%	90.1%	85.0%			$98,257
7	Santa Monica Place	$746	$723	$720	90.4%	94.3%	90.9%			$237,929
8	Los Cerritos Center	$682	$682	$683	94.8%	97.2%	97.5%			$98,904
9	Kings Plaza Shopping Center(e)	$680	$680	n/a	95.8%	95.5%	n/a			$495,292
10	Tucson La Encantada	$690	$673	$663	91.9%	90.3%	91.2%			$73,535

	Total Top 10:	$835	$813	$807	94.4%	95.0%	93.3%	13.5%	24.7%	$1,647,159

	Group 2: Top 11-20
11	Broadway Plaza	$678	$657	$651	93.6%	97.6%	99.0%			$70,082
12	Kierland Commons	$637	$641	$662	97.1%	95.1%	93.8%			$67,500
13	Arrowhead Towne Center	$653	$635	$638	94.7%	98.1%	96.9%			$239,624
14	Fresno Fashion Fair	$626	$630	$617	96.5%	97.0%	95.7%			$160,012
15	Freehold Raceway Mall	$619	$623	$628	98.8%	95.1%	93.3%			$116,683
16	Danbury Fair Mall	$644	$623	$630	95.5%	96.9%	97.5%			$236,980
17	Scottsdale Fashion Square	$634	$603	$596	92.3%	95.1%	95.5%			$261,620
18	Twenty Ninth Street	$585	$588	$595	95.3%	95.8%	96.1%			$107,000
19	Vintage Faire Mall	$592	$578	$585	99.9%	99.1%	98.7%			$99,774
20	Fashion Outlets of Chicago(f)	n/a	n/a	n/a	n/a	n/a	n/a			$33,074

	Total Top 11-20:	$628	$616	$619	96.0%	96.3%	95.8%	12.7%	23.7%	$1,392,349

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 06/30/2013 (d)
		Sales Per Square Foot						Cost of Occupancy for the Trailing 12 Months Ended 06/30/2013 (b)
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		06/30/2013 (a)	12/31/2012 (a)	06/30/2012 (a)
Count	Properties				06/30/2013	12/31/2012	06/30/2012
	Group 3: Top 21-30
21	Fashion Outlets of Niagara Falls USA	$573	$571	$541	94.7%	94.5%	96.3%			$125,309
22	Chandler Fashion Center	$576	$564	$557	95.8%	96.7%	94.7%			$100,200
23	FlatIron Crossing	$534	$548	$505	96.2%	89.4%	86.4%			$—
24	Green Acres Mall(g)	$546	$535	n/a	94.3%	n/a	n/a			$322,920
25	West Acres	$546	$535	$526	100.0%	97.1%	98.8%			$11,508
26	Oaks, The	$507	$505	$500	96.6%	94.4%	93.7%			$216,199
27	Stonewood Center	$504	$500	$478	97.2%	99.4%	99.2%			$54,853
28	Deptford Mall	$502	$497	$492	97.0%	99.3%	99.6%			$218,138
29	Valley River Center	$494	$496	$494	95.7%	95.6%	93.8%			$120,000
30	SanTan Village Regional Center	$492	$477	$469	96.5%	96.4%	95.8%			$117,148

	Total Top 21-30:	$530	$525	$510	96.1%	95.2%	94.4%	12.9%	21.0%	$1,286,275

	Group 4: Top 31-40
31	South Plains Mall	$469	$469	$451	87.9%	90.2%	90.3%			$100,587
32	Victor Valley, Mall of	$484	$460	$452	96.9%	93.7%	93.8%			$90,000
33	Pacific View	$412	$419	$417	97.9%	96.9%	95.8%			$137,114
34	Lakewood Center	$424	$412	$410	96.2%	93.7%	93.1%			$127,500
35	Eastland Mall	$411	$401	$412	95.6%	99.5%	97.7%			$168,000
36	Inland Center	$409	$399	$389	97.8%	94.3%	92.7%			$25,000
37	La Cumbre Plaza	$401	$391	$379	83.7%	79.7%	80.0%			$—
38	Northgate Mall	$395	$387	$400	97.9%	95.9%	95.2%			$64,000
39	South Towne Center	$365	$374	$372	87.6%	88.7%	88.1%			$—
40	Westside Pavilion	$363	$362	$377	94.7%	95.8%	97.6%			$153,395

	Total Top 31-40:	$413	$408	$406	93.9%	93.5%	93.0%	14.5%	14.9%	$865,596

	Total Top 40:	$603	$593	$583	95.2%	95.1%	94.2%	13.3%	84.3%	$5,191,379

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 06/30/2013 (d)
		Sales Per Square Foot						Cost of Occupancy for the Trailing 12 Months Ended 06/30/2013 (b)
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		06/30/2013 (a)	12/31/2012 (a)	06/30/2012 (a)
Count	Properties				06/30/2013	12/31/2012	06/30/2012

	Group 5: 41-58
41	Chesterfield Towne Center	$363	$361	$358	88.5%	91.9%	92.9%			$110,000
42	Superstition Springs Center(h)	$348	$334	$326	96.6%	92.3%	90.3%			$45,000
43	Ridgmar Mall	$333	$332	$326	84.3%	84.6%	86.5%			$25,927
44	Capitola Mall	$329	$327	$323	85.4%	84.8%	82.8%			$—
45	Towne Mall	$343	$320	$323	85.8%	88.4%	88.2%			$23,183
46	Wilton Mall	$306	$313	$319	90.5%	95.7%	95.6%			$40,000
47	Salisbury, Centre at	$322	$311	$318	93.3%	96.3%	94.6%			$115,000
48	NorthPark Mall	$307	$310	$305	93.2%	89.0%	88.4%			$—
49	Cascade Mall	$304	$299	$290	91.1%	92.8%	84.5%			$—
50	Flagstaff Mall	$309	$296	$282	81.5%	89.7%	92.0%			$37,000
51	Somersville Towne Center	$275	$287	$281	87.1%	84.7%	85.1%			$—
52	Valley Mall	$284	$266	$260	93.9%	94.0%	94.4%			$42,525
53	Desert Sky Mall	$263	$263	$278	93.8%	96.2%	94.3%			$—
54	Great Northern Mall	$256	$263	$266	95.1%	93.3%	97.0%			$35,944
55	SouthPark Mall	$248	$248	$247	79.3%	86.9%	82.5%			$—
56	Lake Square Mall	$252	$232	$230	80.0%	86.4%	72.4%			$—
57	Rotterdam Square	$230	$232	$233	81.0%	86.1%	85.8%			$—
58	Paradise Valley Mall(i)	n/a	$287	$297	n/a	88.2%	84.5%			$79,500
—	Fiesta Mall(j)	n/a	$235	$238	n/a	86.1%	83.9%			$84,000

	Total 41-58:	$304	$295	$294	89.0%	90.3%	88.8%	12.0%	12.2%	$638,079

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 06/30/2013 (d)
		Sales Per Square Foot						Cost of Occupancy for the Trailing 12 Months Ended 06/30/2013 (b)
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		06/30/2013 (a)	12/31/2012 (a)	06/30/2012 (a)
Count	Properties				06/30/2013	12/31/2012	06/30/2012

	Community / Power Centers
1	Atlas Park, The Shops at(i)	n/a	n/a	n/a	n/a	n/a	n/a			$—
2	Boulevard Shops	$430	$429	$423	100.0%	99.2%	99.2%			$10,226
3	Camelback Colonnade	$373	$351	$351	97.2%	97.7%	97.6%			$34,423
4	Estrella Falls, The Market at	n/a	n/a	n/a	95.5%	95.5%	96.1%			$13,310
5	Panorama Mall	$375	$349	$320	97.9%	92.8%	94.1%			$—
6	Promenade at Casa Grande	$190	$193	$200	94.4%	95.9%	96.3%			$33,457
7	Redmond Town Center(k)	$383	$361	$347	86.4%	89.2%	80.3%			$—
8	Southridge Center(i)	n/a	n/a	n/a	n/a	n/a	n/a			$—
9	Superstition Springs Power Center(h)	$223	n/a	n/a	100.0%	n/a	n/a			$—
10	The Marketplace at Flagstaff Mall	n/a	n/a	n/a	100.0%	100.0%	100.0%			$—

	Total Community / Power Centers:	$345	$335	$327	94.3%	94.9%	92.9%		3.1%	$91,416

	Other Non-mall Assets								0.4%	$1,670

	TOTAL ALL PROPERTIES								100.0%	$5,922,544

 The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes
(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under.
(b)
Cost of Occupancy represents "Tenant Occupancy Costs" divided by "Tenant Sales". Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(c)
The percent of portfolio 2013 Forecast Pro Rata Net Operating Income ("NOI") is based on guidance previously published adjusted to exclude the 2013 Disposition Centers and Fiesta Mall, and to annualize the NOI of Fashion Outlets of Chicago. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents, termination fee income and bad debt expense. It does not reflect REIT expenses, net Management Company expenses and the effect of any future 2013 acquisitions or dispositions. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.
(d)	Please see further disclosures for Outstanding Debt at pro rata on pages 28-29.
(e)	The Company acquired Kings Plaza Shopping Center in November 2012.
(f)
Fashion Outlets of Chicago opened August 1, 2013 and is included in "Group 2: Top 11 - 20" above based on our expectations for Sales per square foot at this property. Annualized 2013 Forecast Pro Rata NOI for Fashion Outlets of Chicago is included in Group 2 above. See the Company's forward-looking statements disclosure on page 1 for factors that may affect this information.
(g)	The Company acquired Green Acres Mall in January 2013.
(h)	Superstition Springs Power Center was combined with Superstition Springs Center in prior periods, but is shown separately as a "Community / Power Center" at June 30, 2013.
(i)
Tenant spaces have been intentionally held off the market and remain vacant because of redevelopment plans. As a result, the Company believes the Sales per square foot and Occupancy at these redevelopment properties is not meaningful data.
(j)	The Company is negotiating with the loan servicer for Fiesta Mall, which will likely result in a transition of the asset to the loan servicer or receiver.
(k)	The Company's joint venture in Redmond Town Center sold this center on August 1, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2013	93.4%	94.7%	93.8%
06/30/2012	92.7%	92.9%	92.7%
12/31/2012	93.4%	94.5%	93.8%
12/31/2011	92.8%	92.4%	92.7%

(a)
Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
06/30/2013	$43.26	$45.45	$40.16
06/30/2012	$39.23	$42.23	$36.38
12/31/2012	$40.98	$44.01	$38.00
12/31/2011	$38.80	$38.35	$35.84
Unconsolidated Joint Venture Centers
06/30/2013	$57.58	$59.15	$50.84
06/30/2012	$55.11	$53.95	$46.12
12/31/2012	$55.64	$55.72	$48.74
12/31/2011	$53.72	$50.00	$38.98

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

		For Years Ended December 31,
	For the trailing twelve months ended June 30, 2013
		2012	2011
Consolidated Centers
Minimum rents	8.2%	8.1%	8.2%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries(a)	4.4%	4.2%	4.1%

Total	13.0%	12.7%	12.8%

		For Years Ended December 31,
	For the trailing twelve months ended June 30, 2013
		2012	2011
Unconsolidated Joint Venture Centers
Minimum rents	8.8%	8.9%	9.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(a)	3.9%	3.9%	3.9%

Total	13.1%	13.2%	13.4%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio Forecast 2013 Pro Rata NOI(a)
California	27.3%
Arizona	17.7%
New York	15.3%
New Jersey & Connecticut	8.9%
Illinois, Indiana & Iowa	7.5%
Virginia	7.0%
Colorado	5.1%
Oregon	3.6%
Texas	2.6%
Other(b)	5.0%

Total	100.0%

(a)
The percentage of portfolio 2013 Forecast Pro Rata NOI is based on guidance previously published adjusted to exclude the 2013 Disposition Centers and Fiesta Mall, and to annualize the NOI of Fashion Outlets of Chicago. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents, termination fee income and bad debt expense. NOI also does not reflect REIT expenses, net Management Company expenses and the effect of any future 2013 acquisitions or dispositions. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.

(b)
"Other" includes Florida, Kentucky, Maryland, New Mexico, North Dakota, Utah and Washington.

The Macerich Company

Property Listing

June 30, 2013

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
CONSOLIDATED CENTERS:
100%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2004	1,196,000
100%	Capitola Mall(c) Capitola, California	1977/1995	1988	586,000
50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,326,000
100%	Chesterfield Towne Center Richmond, Virginia	1975/1994	2000	1,016,000
100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,288,000
100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,039,000
100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	890,000
100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,041,000
100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2009	530,000
100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
100%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,425,000
50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,675,000
100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	962,000
100%	Great Northern Mall Clay, New York	1988/2005	—	895,000
100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2007	1,784,000
100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,199,000
100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	494,000
100%	Lake Square Mall Leesburg, Florida	1980/1998	1995	559,000
100%	Northgate Mall San Rafael, California	1964/1986	2010	721,000
100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,137,000
100%	Pacific View Ventura, California	1965/1996	2001	1,017,000
100%	Rotterdam Square Schenectady, New York	1980/2005	1990	585,000

The Macerich Company

Property Listing

June 30, 2013

Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
100%	Salisbury, Centre at Salisbury, Maryland	1990/1995	2005	862,000
100%	Santa Monica Place Santa Monica, California	1980/1999	2010	474,000
84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	999,000
100%	Somersville Towne Center Antioch, California	1966/1986	2004	349,000
100%	SouthPark Mall Moline, Illinois	1974/1998	1990	1,010,000
100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,130,000
100%	South Towne Center Sandy, Utah	1987/1997	1997	1,276,000
100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000
100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	243,000
100%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	853,000
100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	504,000
100%	Valley River Center Eugene, Oregon	1969/2006	2007	896,000
100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	576,000
100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,126,000
100%	Westside Pavilion Los Angeles, California	1985/1998	2007	755,000
100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	730,000

	Total Consolidated Centers			34,895,000

UNCONSOLIDATED JOINT VENTURE CENTERS (VARIOUS PARTNERS):
50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	529,000
50%	Broadway Plaza(c) Walnut Creek, California	1951/1985	1994	777,000
51%	Cascade Mall Burlington, Washington	1989/1999	1998	594,000
50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	440,000
50%	Inland Center(c) San Bernardino, California	1966/2004	2004	933,000
50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	434,000
51%	Lakewood Center Lakewood, California	1953/1975	2008	2,065,000
51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,305,000

The Macerich Company

Property Listing

June 30, 2013

Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	679,000
51%	Queens Center(c) Queens, New York	1973/1995	2004	969,000
50%	Ridgmar Mall Fort Worth, Texas	1976/2005	2000	1,273,000
50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,724,000
51%	Stonewood Center(c) Downey, California	1953/1997	1991	928,000
66.7%	Superstition Springs Center(c) Mesa, Arizona	1990/2002	2002	1,000,000
50%	Tysons Corner Center(c) McLean, Virginia	1968/2005	2005	1,961,000
51%	Washington Square Portland, Oregon	1974/1999	2005	1,451,000
19%	West Acres Fargo, North Dakota	1972/1986	2001	965,000

	Total Unconsolidated Joint Venture Centers (Various Partners)			18,027,000

	Total Regional Shopping Centers			52,922,000

COMMUNITY / POWER CENTERS:
50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
73.2%	Camelback Colonnade(d) Phoenix, Arizona	1961/2002	1994	619,000
39.7%	Estrella Falls, The Market at(d) Goodyear, Arizona	2009/—	2009	238,000
100%	Panorama Mall(e) Panorama, California	1955/1979	2005	312,000
51.3%	Promenade at Casa Grande(e) Casa Grande, Arizona	2007/—	2009	908,000
51%	Redmond Town Center(c)(d)(f) Redmond, Washington	1997/1999	2004	695,000
100%	Superstition Springs Power Center(e) Mesa, Arizona	1990/2002	—	206,000
100%	The Marketplace at Flagstaff Mall(c)(e) Flagstaff, Arizona	2007/—	—	268,000

	Total Community / Power Centers			3,431,000

	Total before Centers under Redevelopment and Other Assets			56,353,000

The Macerich Company

Property Listing

June 30, 2013

Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
CENTERS UNDER REDEVELOPMENT:
50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	—	379,000
60%	Fashion Outlets of Chicago(c)(e) Rosemont, Illinois	2013/—	—	526,000
100%	Paradise Valley Mall(e) Phoenix, Arizona	1979/2002	2009	1,146,000
100%	Southridge Center(e) Des Moines, Iowa	1975/1998	1998	753,000

	Total Centers under Redevelopment			2,804,000

OTHER ASSETS:
100%	Various(e)(g)			1,192,000
100%	500 North Michigan Avenue(e) Chicago, Illinois			327,000
100%	Paradise Village Ground Leases(e) Phoenix, Arizona			58,000
100%	Paradise Village Office Park II(e) Phoenix, Arizona			46,000
50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			123,000
50%	Tysons Corner Center-Office(c)(d) McLean, Virginia			172,000
30%	Wilshire Boulevard(d) Santa Monica, California			40,000

	Total Other Assets			1,958,000

	Grand Total at June 30, 2013			61,115,000

The Macerich Company

Property Listing

June 30, 2013

(a)
The Company's ownership interest in this table reflects its legal ownership interest. See footnotes (1) and (2) on pages 26-27 regarding the legal versus economic ownership of joint venture entities.

(b)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of June 30, 2013.

(c)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 52 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(d)
Included in Unconsolidated Joint Venture Centers.

(e)
Included in Consolidated Centers.

(f)
The Company's joint venture in Redmond Town Center sold this center on August 1, 2013.

(g)
The Company owns a portfolio of 17 stores located at shopping centers not owned by the Company. Of these 17 stores, four have been leased to Forever 21, one has been leased to Kohl's, one has been leased to Burlington Coat Factory, one has been leased to Cabela's, seven have been leased for non-Anchor usage and the remaining three locations are vacant. The Company is currently seeking replacement tenants for these vacant sites. With respect to twelve of the 17 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining five stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 Joint Venture List

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. Fashion Outlets of Chicago has been included in the table since it began operations in 2013. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of June 30, 2013.

Properties	06/30/2013 Legal Ownership(1)	06/30/2013 Economic Ownership(2)	Joint Venture	06/30/2013 Total GLA(3)
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	379,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	529,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	777,000
Camelback Colonnade	73.2%	73.2%	Camelback Colonnade Associates LP	619,000
Cascade Mall	51%	51%	Pacific Premier Retail LP	594,000
Chandler Fashion Center(4)	50.1%	50.1%	Freehold Chandler Holdings LP	1,326,000
Corte Madera, Village at	50.1%	50.1%	Corte Madera Village, LLC	440,000
Estrella Falls, The Market at(5)	39.7%	39.7%	The Market at Estrella Falls LLC	238,000
Fashion Outlets of Chicago(6)	60%	60%	Fashion Outlets of Chicago LLC	526,000
Freehold Raceway Mall(4)	50.1%	50.1%	Freehold Chandler Holdings LP	1,675,000
Inland Center	50%	50%	WM Inland LP	933,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	434,000
Lakewood Center	51%	51%	Pacific Premier Retail LP	2,065,000
Los Cerritos Center	51%	51%	Pacific Premier Retail LP	1,305,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	679,000
Promenade at Casa Grande(5)	51.3%	51.3%	WP Casa Grande Retail LLC	908,000
Queens Center	51%	51%	Queens JV LP	969,000
Redmond Town Center(7)	51%	51%	Pacific Premier Retail LP	695,000
Ridgmar Mall	50%	50%	WM Ridgmar, L.P.	1,273,000
Santan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	999,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,724,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Stonewood Center	51%	51%	Pacific Premier Retail LP	928,000
Superstition Springs Center	66.7%	66.7%	East Mesa Mall, L.L.C.	1,000,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,961,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	172,000
Washington Square	51%	51%	Pacific Premier Retail LP	1,451,000
West Acres	19%	19%	West Acres Development, LLP	965,000
Wilshire Boulevard	30%	30%	Wilshire Building—Tenants in Common	40,000

(1)
This column reflects the Company's legal ownership in the listed properties as of June 30, 2013.
Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(2)
Economic ownership represents the allocation of cash flow to the Company as of June 30, 2013, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(3)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of June 30, 2013.

(4)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; and, thereafter, 35% to the third-party partner and 65% to the Company.

(5)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(6)
Fashion Outlets of Chicago opened on August 1, 2013. After the third anniversary of substantial completion of the development, the Company in its sole discretion may elect to purchase the interest of the other member based on a net operating income formula using a 6.5% capitalization rate, less any unpaid debt on the property. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(7)
The Company's joint venture in Redmond Town Center sold this center on August 1, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of June 30, 2013
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$3,916,715	$977,031	$4,893,746
Unconsolidated debt	1,402,059	186,963	1,589,022

Total debt	$5,318,774	$1,163,994	$6,482,768
Weighted average interest rate	4.51%	3.15%	4.27%
Weighted average maturity (years)(a)			5.7

(a)
Average loan life assumes (i) the repayment of Wilton Mall with cash on hand, (ii) the repayment of the Greeley debt, which has been defeased with treasury securities, (iii) the transition of Fiesta Mall and the mortgage to the lender and (iv) the extension of The Macerich Partnership, L.P. line of credit to August 2018.

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of June 30, 2013
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Greeley—Defeasance	09/01/13	6.34%	$23,593	$—	$23,593
Great Northern Mall	12/01/13	5.19%	35,944	—	35,944
Fiesta Mall(b)	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.58%	100,587	—	100,587
Fresno Fashion Fair	08/01/15	6.76%	160,012	—	160,012
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Vintage Faire Mall	11/05/15	5.81%	99,774	—	99,774
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Prasada(c)	03/29/16	5.25%	6,631	—	6,631
Salisbury, Centre at	05/01/16	5.83%	115,000	—	115,000
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	42,525	—	42,525
Deptford Mall	06/01/16	6.46%	14,676	—	14,676
Freehold Raceway Mall(d)	01/01/18	4.20%	116,683	—	116,683
Santa Monica Place	01/03/18	2.99%	237,929	—	237,929
Arrowhead Towne Center	10/05/18	2.76%	239,624	—	239,624
SanTan Village Regional Center(e)	06/01/19	3.14%	117,148	—	117,148
Chandler Fashion Center(d)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza Shopping Center	12/03/19	3.67%	495,292	—	495,292
Danbury Fair Mall	10/01/20	5.53%	236,980	—	236,980
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	125,309	—	125,309
Green Acres Mall	02/03/21	3.61%	322,920	—	322,920
Tucson La Encantada	03/01/22	4.23%	73,535	—	73,535
Pacific View	04/01/22	4.08%	137,114	—	137,114
Oaks, The	06/05/22	4.14%	216,199	—	216,199
Chesterfield Towne Center	10/01/22	4.80%	110,000	—	110,000
Westside Pavilion	10/01/22	4.49%	153,395	—	153,395
Towne Mall	11/01/22	4.48%	23,183	—	23,183
Deptford Mall	04/03/23	3.76%	203,462	—	203,462

Total Fixed Rate Debt for Consolidated Assets		4.42%	$3,916,715	$—	$3,916,715

Wilton Mall(f)	08/01/13	1.20%	$—	$40,000	$40,000
Promenade at Casa Grande(g)	12/30/13	5.21%	—	33,457	33,457
Paradise Valley Mall(h)	08/31/14	6.30%	—	79,500	79,500
Victor Valley, Mall of	11/06/14	2.75%	—	90,000	90,000
Twenty Ninth Street	01/18/16	3.03%	—	107,000	107,000
The Macerich Partnership, L.P.—Line of Credit(h)(i)	05/02/16	2.99%	—	405,000	405,000
Northgate Mall	03/01/17	3.07%	—	64,000	64,000
Fashion Outlets of Chicago(h)(j)	03/05/17	2.99%	—	33,074	33,074
The Macerich Partnership, L.P.—Term Loan	12/08/18	2.79%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		3.22%	$—	$977,031	$977,031

Total Debt for Consolidated Assets		4.18%	$3,916,715	$977,031	$4,893,746

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of June 30, 2013
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Tysons Corner Center (50%)	02/17/14	4.78%	$149,767	$—	$149,767
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,120	—	29,120
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	70,082	—	70,082
Camelback Colonnade (73.2%)	10/12/15	4.82%	34,423	—	34,423
Washington Square (51%)	01/01/16	6.04%	119,819	—	119,819
North Bridge, The Shops at (50%)	06/15/16	7.52%	98,257	—	98,257
West Acres (19%)	10/01/16	6.41%	11,508	—	11,508
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	38,536	—	38,536
Stonewood Center (51%)	11/01/17	4.67%	54,853	—	54,853
Los Cerritos Center (51%)	07/01/18	4.50%	98,904	—	98,904
Scottsdale Fashion Square (50%)	04/03/23	3.02%	261,620	—	261,620
Queens Center (51%)	01/01/25	3.65%	306,000	—	306,000
Wilshire Boulevard (30%)	01/01/33	6.35%	1,670	—	1,670

Total Fixed Rate Debt for Unconsolidated Assets		4.76%	$1,402,059	$—	$1,402,059

Boulevard Shops (50%)	12/16/13	3.25%	$—	$10,226	$10,226
Estrella Falls, The Market at (39.7%)	06/01/15	3.16%	—	13,310	13,310
Inland Center (50%)	04/01/16	3.44%	—	25,000	25,000
Superstition Springs Center (66.7%)	10/28/16	2.80%	—	45,000	45,000
Ridgmar Mall (50%)(h)	04/11/17	2.95%	—	25,927	25,927
Kierland Commons (50%)(h)	01/02/18	2.29%	—	67,500	67,500

Total Floating Rate Debt for Unconsolidated Assets		2.77%	$—	$186,963	$186,963

Total Debt for Unconsolidated Assets		4.53%	$1,402,059	$186,963	$1,589,022

Total Debt		4.27%	$5,318,774	$1,163,994	$6,482,768

Percentage to Total			82.04%	17.96%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
The Company is negotiating with the loan servicer for Fiesta Mall, which will likely result in a transition of the asset to the loan servicer or receiver.

(c)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.0%.

(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(e)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(f)
This loan was repaid in full by the Company on August 1, 2013.

(g)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(h)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

(i)
Effective August 6, 2013, the Company's unsecured revolving line of credit facility is modified and extended. The amended $1.5 billion facility has the ability to expand up to $2.0 billion and will mature on August 6, 2018. The facility provides for interest rate spreads over LIBOR ranging from 1.375% to 2.0%, based on the Company's overall leverage. The interest rate at closing is 1.50% over LIBOR.

(j)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 60.0%.

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Development Pipeline Forecast

(Dollars in millions)

as of June 30, 2013

In-Process Developments and Redevelopments:

Property	Project Type	Project Size (SF)(a)	Return(a)(b)	Total Project Cost at 100% (a)(c)	Ownership %	Total Project Cost Pro-Rata (a)(c)	Pro Rata Capitalized Costs at 6/30/2013(a)(c)	Estimated Completion Date(a)

Fashion Outlets of Chicago Rosemont, IL	Ground Up—Outlet Center Development	526,000	11%	$211.0	60%	$126.6	$80.0	August 2013
Fashion Outlets of Niagara Falls USA Niagara Falls, NY	Expansion of existing Outlet Center	175,000	9%	$79.4	100%	$79.4	$11.5	2014 - 2015
Tysons Corner Center McLean, VA	Redevelopment—Office, Residential & Hotel	1,386,000	8%	$512.4	50%	$256.2	$81.9	2014

Total				$802.8		$462.2	$173.4

Shadow Pipeline of Developments and Redevelopments(d):

Property	Project Type	Project Size (SF)(a)	Return(a)(b)	Total Project Cost at 100% (a)(c)	Ownership %	Total Project Cost Pro-Rata (a)(c)	Pro Rata Capitalized Costs at 6/30/2013(a)(c)	Estimated Completion Date(a)

Broadway Plaza Walnut Creek, CA	Expansion—New Retail Space	300,000	TBD	$240 - $260	50.0%	$120 - $130	$4.4	2015 - 2017
Estrella Falls Mall Goodyear, AZ	Ground Up—Regional Shopping Center Development	850,000	TBD	$225 - $250	86.6%	$195 - $217	$31.5	2016 - 2017
Green Acres Mall Valley Stream, NY	Big Box addition and anchor expansion / repositioning	TBD	TBD	$100 - $150	100%	$100 - $150	$22.8	2015 - 2016
Kings Plaza Shopping Center Brooklyn, NY	Major Remerchandising and redemising	TBD	TBD	$100 - $120	100%	$100 - $120	$0.6	2014 - 2016
Los Cerritos Center Cerritos, CA	Redevelopment	200,000	TBD	$30 - $40	51%	$15 - $20	$0.1	2015 - 2016
500 North Michigan Avenue (contiguous to The Shops at North Bridge) Chicago, IL	Redevelopment/Street Retail	TBD	TBD	$30 - $45	100%	$30 - $45	$0.1	2015 - 2016
Paradise Valley Mall Phoenix, AZ	Redevelopment— including a Theater	TBD	TBD	$55 - $70	100%	$55 - $70	$0.2	2015 - 2017

Total			8% - 10%	$780 - $935		$615 - $752	$59.7

(a)
Much of this information is estimated and may change from time to time. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.

(b)
Estimated Return is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs.

(c)
This excludes GAAP allocations of non-cash and indirect costs.

(d)
This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. Average returns are expected to be 8% to 10%. There is no certainty that the Company will develop any or all of these potential projects.

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2013, 2012 and 2011 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2011	$50.80	$45.69	$0.50
June 30, 2011	$54.65	$47.32	$0.50
September 30, 2011	$56.50	$41.96	$0.50
December 31, 2011	$51.30	$38.64	$0.55
March 31, 2012	$58.08	$49.67	$0.55
June 30, 2012	$62.83	$54.37	$0.55
September 30, 2012	$61.80	$56.02	$0.55
December 31, 2012	$60.03	54.32	$0.58
March 31, 2013	$64.47	$57.66	$0.58
June 30, 2013	$72.19	$56.68	$0.58

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, Rhode Island 02940-3078 800-567-0169 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 310-899-6366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 310-899-6345 john.perry@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
The Macerich Company Notes to Unaudited Pro Rata Statement of Operations
THE MACERICH COMPANY UNAUDITED PRO RATA BALANCE SHEET (All Dollars in thousands)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
Sales Per Square Foot
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Notes to Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing June 30, 2013
Joint Venture List
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Development Pipeline Forecast (Dollars in millions) as of June 30, 2013
The Macerich Company Corporate Information